Other receivables and other payables	12 Months Ended
Dec. 31, 2022
Other receivables and other payables [Abstract]
Other receivables and other payables
22. Other receivables and other payables

Significant accounting judgements and estimates
Expected future cash flows used to determine the carrying value of the other payables (namely the Rustenburg operation deferred payment, right of recovery payable, Marikana dividend obligation and contingent consideration), the right of recovery receivable and the fair value of hedge instruments are inherently uncertain and could materially change over time. The expected future cash flows are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.
Accounting policy
Financial instruments included in other receivables are categorised as financial assets measured at amortised cost and those included in other payables are categorised as other financial liabilities as applicable. These assets and liabilities are initially recognised at fair value. Subsequent to initial recognition, financial instruments included in other receivables and other payables are measured at amortised cost, except where fair value through profit or loss measurement is appropriate (for example, contingent consideration and derivative financial instruments).
Reimbursements, such as rehabilitation reimbursements from other parties are not financial instruments, and are recognised as a separate asset where recovery is virtually certain. The amount recognised is limited to the amount of the relevant rehabilitation provision. If the party that will make the reimbursement cannot be identified, then the reimbursement is generally not virtually certain and cannot be recognised. If the only uncertainty regarding the recovery relates to the amount of the recovery, the reimbursement amount often qualifies to be recognised as an asset.
Other receivables and payables that do not arise from contractual rights and obligations, such as receivables on rates and taxes, are recognised and measured at the amount expected to be received or paid.

22.1 Other receivables

Figures in million – SA rand	2022	2021	2020
Right of recovery receivable	275	319	340
Rates and taxes receivable	93	106	105
Pre-paid royalties	322	336	364
Palladium hedge derivative asset	50	286	—
Other	139	127	49
Total other receivables	879	1,174	858
Reconciliation of the non-current and current portion of the other receivables:
Other receivables	879	1,174	858
Current portion of other receivables	(81)	(523)	(37)
Non-current portion of other receivables	798	651	821
22.2 Other payables

Figures in million – SA rand	2022	2021	2020
Deferred payment (related to Rustenburg operation acquisition)	3,518	6,920	4,355
Contingent consideration (related to SFA (Oxford) acquisition)	—	100	88
Right of recovery payable	34	32	39
Deferred consideration (related to Pandora acquisition)	128	400	308
Marikana dividend obligation	2,129	1,539	—
Other	582	373	367
Total other payables	6,391	9,364	5,157
Reconciliation of the non-current and current portion of the other receivables:
Other payables	6,391	9,364	5,157
Current portion of other payables	(3,891)	(4,765)	(2,246)
Non-current portion of other payables	2,500	4,599	2,911
Right of recovery receivable and payable
Based on the first and second Notarial Pooling and Sharing agreements (PSAs) with Anglo American, Kroondal (previously Aquarius Platinum (South Africa) Proprietary Limited) holds a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from RPM (subsidiary of Anglo American Platinum), where this rehabilitation relates to property owned by the Kroondal operation. Likewise RPM holds a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from Kroondal Operations, where the rehabilitation relates to property owned by RPM. With respect to the opencast section of the Marikana mine that is on Kroondal Operations’ property, RPM have limited the contractual liability to approximately R207 million (2021: R194 million, 2020: R185 million), being a negotiated liability in terms of an amendment to the second PSA.
Deferred payment (related to the Rustenburg operation acquisition)
In terms of the Rustenburg operation transaction, the purchase consideration includes a deferred payment, calculated as being equal to 35% of the distributable free cash flow generated by the Rustenburg operation over a six year (1 January 2017 to 31 December 2022) period from inception (latest of the transaction closing or 1 January 2017), subject to a minimum payment of R3.0 billion. The deferred payment liability at 31 December 2022 was calculated based on the actual distributable free cash flow of the Rustenburg operation for the year ended 31 December 2022. For prior periods, the deferred payment liability was calculated using estimated cash flow models that used several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure. The liability was settled on 30 March 2023.
The deferred payment movement for the year is as follows:

Figures in million – SA rand	Notes	2022	2021	2020
Balance at the beginning of the year		6,920	4,355	2,826
Interest charge	5.2	266	158	187
Payment of deferred payment		(4,441)	(2,246)	(739)
Loss on revised estimated cash flows	7	773	4,653	2,081
Balance at end of the year		3,518	6,920	4,355
Deferred consideration (related to Pandora acquisition)
Lonmin acquired the remaining 50% stake in Pandora Joint Venture in 2017. The purchase price included a deferred and contingent consideration element. The deferred payment element represents a minimum consideration of R400 million, which is settled through a cash payment based on 20% of the distributable free cash flows generated from the Pandora E3 operations on an annual basis for a period of 6 years, ending on 30 November 2023. The fair value of the deferred consideration at acquisition of Lonmin by the Group was determined using the present value of the future cash flows at a discount rate of 12.5%. The contingent consideration element is based on the extent to which 20% of the distributable free cash flows exceed R400 million. This element was valued at R13 million at 31 December 2022 (31 December 2021: R124 million). The distributable free cash flow has been derived from forecast cash flow models. These models use several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure.
The Pandora deferred consideration movement for the year is as follows:

Figures in million – SA rand	Note	2022	2021	2020
Balance at the beginning of the year		400	308	276
Interest charge	5.2	18	54	49
(Gain)/loss on revised estimated cash flows		(112)	123	—
Payment made		(178)	(85)	(17)
Balance at end of the year		128	400	308
Marikana dividend obligation
The Marikana dividend obligation relates to amounts payable to other shareholders through an intermediate company holding structure. The obligation is classified as a financial liability measured at amortised cost. At year end, the dividend obligation was measured applying the same assumptions as set out in note 6.6, except for the discount rates of 11.64% (EPL) and 11.71% (WPL), which remains consistent over the life of the obligation (see note 6.6 for additional detail regarding the Marikana B-BBEE transaction).
The following table summarises the changes in the Marikana dividend obligation:

Figures in million – SA rand	Notes	2022	2021	2020
Balance at the beginning of the year		1,539	—	—
Initial recognition of the Marikana dividend obligation		—	1,146	—
Interest — unwinding of amortised cost	5.2	165	87	—
Loss on revised estimated cash flows[1]	7	650	468	—
Payments made		(225)	(162)	—
Balance at end of the year		2,129	1,539	—
[1] The loss on revised estimated cash flow is primarily as a result of an increase in the long-term PGM basket price
Deferred/contingent payments made
The below table illustrates the cash deferred/contingent payments made on the various liabilities:

Figures in million – SA rand	2022	2021	2020
Deferred payment (related to the Rustenburg operation)	(4,441)	(2,246)	(739)
Deferred consideration (related to Pandora acquisition)	(178)	(85)	(17)
Contingent consideration (related to SFA (Oxford) acquisition)	(111)	—	—
Total cash payments made	(4,730)	(2,331)	(756)
Payments in excess of the original fair value (operating cash flows)	(4,545)	(1,754)	—
Payments up to initial fair value (investing cash flows)	(185)	(577)	(756)
Fair value of other receivables and other payables
Due to the approaches applied in calculating the carrying values as described above, the fair values approximate the respective carrying values (see note 36.1).
Market risk
The deferred payment relating to the Rustenburg operation (up to 31 December 2021), the deferred consideration relating to Pandora and the Marikana dividend obligation are sensitive to changes in the 4E basket price. A one percentage point increase in the 4E basket price would have impacted profit or loss by R52 million (2021: R101 million, 2020: R74 million).
Credit risk
The carrying value of the other receivables represents the maximum credit risk exposure of the Group in relation to these receivables. The Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties (see note 36.2).